INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

8. INTANGIBLE ASSETS, NET

Intangible assets, net, consists of the following:

	As of December 31,
	2023	2024
Indefinite useful lives:
League tournaments rights*	$81,569,968	$76,263,589
Brand name of Ninjas in Pyjamas	24,933,835	22,642,669
Brand name of Wuhan ESVF	14,619,924	14,220,542
Brand name of Young Will	-	643,897
Subtotal	121,123,727	113,770,697

Definite useful lives
Agency Contract Rights	17,648,868	18,928,983
Customer relationship		3,753,785
Talent acquisition costs	3,990,059	3,102,781
Game copyright	-	969,336
Brand name of Hongli Culture	816,913	794,597
Software	290,903	282,954
Subtotal	22,746,743	27,832,436
Less: accumulated amortization	9,901,356	13,621,612
Definite useful lives, net	12,845,387	14,210,824

Intangible Assets, net	$133,969,114	$127,981,521

*	League tournaments rights derived from business acquisition were $70,894,475 and $65,879,725 as of December 31, 2023 and 2024, respectively.

Amortization expenses were $4,723,102, $4,764,034 and $4,693,884 for the years ended December 31, 2022, 2023 and 2024, respectively.

The following is a schedule, by fiscal years, of amortization amount of intangible asset as of December 31, 2024:

2025	$5,770,320
2026	4,343,099
2027	1,596,898
2028	975,250
2029	757,085
Thereafter	768,172
Total	$14,210,824

NIP GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)

8. INTANGIBLE ASSETS, NET – Continued

The Group entered into contracts with several third-parties to purchase league tournaments rights of KPL, LPL and CFPL, the Group is allowed to pay the purchase price on installment for a period of time exceeding one year. When league tournaments rights are purchased on installment terms that exceeds one year, the contract contains a significant financing component, and therefore the payable is recorded at the present value of the payments. The difference between the present value of the payable and the nominal or principal value of the contract amount is recognized as interest expense over the contractual repayment period using the effective interest rate method. The interest rate used to determine the present value of total amount receivable is the rate subject to management decision on the date of the transaction and it reflects the rate that the Group can obtain financing of a similar nature from other sources at the date of the transaction. During the years ended December 31, 2022, 2023 and 2024, the payable related to league tournaments rights of amounting to nil, $1,259,822, and $1,111,771was settled through netting off with the revenue from tournament participation of esports, respectively and the payable related to league tournaments rights of amounting to $916,405, nil and $856,965 was waived, respectively.

Pursuant to contract term, the amount due within one year as of December 31, 2023 and as of December 31, 2024 were $1,921,518 and $732,236, respectively. The remaining portion due after one year as of December 31, 2023 and as of December 31, 2024 were $2,342,940 and $1,546,701, respectively.